Pacer US Cash Cows Growth ETF
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communication Services - 12.9%
Alphabet, Inc. - Class A(a)	14,456	$2,025,286
Live Nation Entertainment, Inc.(a)	12,413	1,102,895
Meta Platforms, Inc. - Class A(a)(b)	5,865	2,288,171
		5,416,352

Consumer Discretionary - 30.2%
Booking Holdings, Inc.(a)	594	2,083,436
Boyd Gaming Corp.	5,246	333,069
Crocs, Inc.(a)(b)	3,271	331,941
DR Horton, Inc.	14,094	2,014,173
Expedia Group, Inc.(a)	7,483	1,109,953
Grand Canyon Education, Inc.(a)	1,620	211,556
NVR, Inc.(a)	170	1,202,799
PulteGroup, Inc.	11,619	1,214,883
Royal Caribbean Cruises Ltd.(a)	13,810	1,760,775
Skechers U.S.A., Inc. - Class A(a)	8,262	515,879
Toll Brothers, Inc.	5,791	575,336
TopBuild Corp.(a)(b)	1,706	629,736
Williams-Sonoma, Inc.(b)	3,456	668,356
		12,651,892

Consumer Staples - 1.0%
Coca-Cola Consolidated, Inc.	503	433,279

Energy - 10.9%
APA Corp.(b)	16,472	516,068
Chord Energy Corp.(b)	2,213	340,271
CNX Resources Corp.(a)(b)	8,581	173,336
Diamondback Energy, Inc.	9,646	1,482,977
Matador Resources Co.(b)	6,387	350,582
Ovintiv, Inc.	14,658	621,792
Range Resources Corp.(b)	12,941	375,807
Southwestern Energy Co.(a)(b)	59,074	381,027
Weatherford International PLC(a)	3,867	346,290
		4,588,150

Health Care - 2.4%
Exelixis, Inc.(a)	16,678	362,913
Halozyme Therapeutics, Inc.(a)	7,136	241,554
Lantheus Holdings, Inc.(a)	3,698	192,037
Progyny, Inc.(a)	5,177	197,192
		993,696

Industrials - 14.1%
Advanced Drainage Systems, Inc.	4,182	545,416
Brink's Co.	2,432	196,603
Builders FirstSource, Inc.(a)(b)	6,648	1,154,957
Comfort Systems USA, Inc.	1,915	416,455
EMCOR Group, Inc.	2,534	578,031
Fortive Corp.	18,940	1,480,729
Owens Corning	4,774	723,404
Simpson Manufacturing Co., Inc.	2,288	414,105
UFP Industries, Inc.	3,315	376,087
		5,885,787

Information Technology - 20.4%
Applied Materials, Inc.	13,210	2,170,403
Dropbox, Inc. - Class A(a)(b)	18,633	590,293
Fortinet, Inc.(a)	37,415	2,412,894
GoDaddy, Inc. - Class A(a)	7,605	811,149
Lam Research Corp.	2,774	2,289,022
Vontier Corp.	8,336	288,342
		8,562,103

Materials - 6.1%
Eagle Materials, Inc.	1,870	423,144
NewMarket Corp.	517	288,388
Reliance Steel & Aluminum Co.	3,097	883,946
Westlake Chemical Corp.	6,906	955,444
		2,550,922

Utilities - 1.9%
Vistra Corp.	19,269	790,608
TOTAL COMMON STOCKS (Cost $39,828,998)		41,872,789

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 14.6%
Mount Vernon Liquid Assets Portfolio, LLC, 5.54%(c)	6,125,344	6,125,344
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,125,344)		6,125,344

TOTAL INVESTMENTS - 114.5% (Cost $45,954,342)		$47,998,133
Liabilities in Excess of Other Assets - (14.5)%		(6,080,697)
TOTAL NET ASSETS - 100.0%		$41,917,436

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2024. The total market value of these securities was $5,814,086 which represented 13.9% of net assets.
(c)	The rate shown represents the 7-day effective yield as of January 31, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Assets
Common Stocks	$ 41,872,789	$ -	$ -	$ -	$ 41,872,789
Investments Purchased with Proceeds from Securities Lending	-	-	-	6,125,344	6,125,344
Total Investments in Securities	$ 41,872,789	$ -	$ -	$ 6,125,344	$ 47,998,133

Refer to the Schedule of Investments for industry classifications.